UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): November 15, 2010

SUNWAY GLOBAL INC.
(Exact name of registrant as specified in charter)

Nevada (State or Other Jurisdiction of Incorporation or Organization)	000-27159 (Commission File Number)	65-0439467 (IRS Employer Identification No.)

Daqing Hi-Tech Industry Development Zone
Daqing, Heilongjiang, Post Code 163316
People’s Republic of China
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 86-459-604-6043

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

On November 15, 2010, the management of the Registrant concluded that its financial statements for the years ended December 31, 2007, 2008, and 2009, and the three, six, and nine months ended March 31, June 30, and September 30, 2009 and 2010, which are included in its Forms 10-K for the fiscal years ended December 31, 2007, 2008 and 2009, and its Forms 10-Q for the quarters ended March 31, June 30, and September 30, 2009 and 2010, respectively, do not properly account for the following items as of September 30, 2010, in accordance with United States generally accepted accounting principles, and, as a result, cannot be relied upon.

1.	Classification of the beneficial conversion feature of the warrants in the Company’s shareholders’ equity accounts was calculated based upon incorrect account estimates.

During the course of internal evaluation, our accounting staff evaluated the Company’s accounting treatment in our previously reported financial statements for the year ended December 31, 2007 and concluded that the financial statements required correction to properly classify certain shareholders’ equity items.

We have performed a complete assessment of our paid in capital and retained earnings.  The additional paid in capital was overstated by $4,855,640 for the fiscal year ended December 31, 2007 and is required to be adjusted down while the retained earnings was understated by $4,855,640 and is required to be adjusted up for the fiscal years ended December 31, 2007, 2008 and 2009. The Company intends to amend its 10-Qs for the quarters ended March 31, June 30, and September 30, 2009 and 2010 to make the necessary adjustments.

2.
According to ASC 470-20-35-7 (c), the beneficiary conversion feature of convertible preferred stock was $1,844,360 which should be amortized in 2007 and recognized as a return to the preferred stock holders (analogous to a dividend). The Company intends to amend Note 14 in the financial statements contained in the Company’s  Form 10-K for the fiscal year ended December 31, 2007to reflect the treatment of the $1,844,360 as similar to a dividend to the net profit for the year 2007 before the calculation of earnings per share.

Management of the Registrant will restate its financial statements for the fiscal years ended December 31, 2007, 2008, and 2009 and the quarterly periods ended March 31, June 30, and September 30, 2009 and 2010 to restate all of such financial statements to correct the errors noted above.

Management has apprised the Company’s Board of Directors and has discussed the matters in this Report with its independent auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2011	SUNWAY GLOBAL INC.

	By:	/s/ Bo Liu
Bo Liu
Chief Executive Officer